Prospectus Supplement

John Hancock Variable Insurance Trust (the Trust)

Science & Technology Trust (the fund)

Supplement dated June 23, 2022 to the current prospectus, as may be supplemented (the Prospectus)

Effective as of June 23, 2022 (the Effective Date), the following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At its meeting held on June 21-23, 2022, the Board of Trustees of the Trust (the Board) approved changes to the fund’s subadvisory arrangements such that T. Rowe Price Associates, Inc. (T. Rowe Price) is the sole subadvisor to the fund. Accordingly, as of the Effective Date, all references to Allianz Global Investors U.S. LLC and its portfolio managers as part of the fund’s portfolio management team are hereby removed from the Prospectus. In addition, at the same meeting, the Board also approved a reduction in the fund’s management fee schedule effective as of June 1, 2022.

In connection with the Board actions described above, the Prospectus is further hereby amended as follows:

1.	The “Annual fund operating expenses” table and the “Expense example” table under “Fees and expenses” in the “Fund summary” section for the fund are amended and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.94	0.94	0.94
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.04	0.04	0.04
Total annual fund operating expenses	1.03	1.23	0.98
Contractual expense reimbursement[2]	–0.01	–0.01	–0.01
Total annual fund operating expenses after expense reimbursements	1.02	1.22	0.97

[1]	“Management fee” has been restated to reflect the contractual management fee schedule effective June 1, 2022.
[2]	The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2024, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	104	124	99
3 years	327	389	311
5 years	568	675	541
10 years	1,259	1,488	1,200

2.	As of the Effective Date, the following disclosure is added following the paragraph under the heading “Past performance” in the “Fund summary” section for the fund:

A note on performance

Effective June 23, 2022, T. Rowe Price Associates, Inc. (T. Rowe Price) became the fund’s sole subadvisor. Prior to June 23, 2022, the fund was managed by both T. Rowe Price and a different subadvisor. The performance presented prior to June 23, 2022 should not be attributed to the sole management of the fund by T. Rowe Price. The fund’s performance shown below might have differed materially had T. Rowe Price solely managed the fund prior to June 23, 2022.

3.	The management fee table for the fund as shown in “Appendix A Schedule of Management Fees” of the Prospectus is amended and restated in its entirety as follows:
Fund Science & Technology Trust

APR Advisory Fee Breakpoint

1.050% — first $50 million;

1.025% — between $50 million and $100 million;

1.000% — between $100 million and $200 million*;

0.975% — between $200 million and $500 million**;

0.950% — between $500 million and $1 billion***; and

0.925% — excess over $1 billion†.

*When Aggregate Net Assets exceed $100 million on any day, the annual rate of advisory fee for that day is 1.000% on the first $100 million of Aggregate Net Assets.

**When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.975% on the first $200 million of Aggregate Net Assets.

***When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.950% on the first $500 million of Aggregate Net Assets.

†The fee schedule above became effective on June 1, 2022.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust (the Trust)

Science & Technology Trust (the fund)

Supplement dated June 23, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective as of June 23, 2022 (the Effective Date), the following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.

At its meeting held on June 21-23, 2022, the Board of Trustees of the Trust (the Board) approved changes to the fund’s subadvisory arrangements such that T. Rowe Price Associates, Inc. (T. Rowe Price) is the sole subadvisor to the fund. Accordingly, as of the Effective Date, all references to Allianz Global Investors U.S. LLC and its portfolio managers as part of the fund’s portfolio management team are hereby removed from the SAI.

You should read this supplement in conjunction with the SAI and retain it for your future reference.